UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2024

ZEO ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40927	98-1601409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Little Rd, Suite 200A, New Port Richey, FL	34654
(Address of principal executive offices)	(Zip Code)

(727) 375-9375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZEO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50, subject to adjustment	ZEOWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Explanatory Note

As previously disclosed, on March 13, 2024, ESGEN Acquisition Corporation (“ESGEN”), a Cayman Islands exempted company, consummated its previously announced business combination (the “Closing”), pursuant to that certain business combination agreement, dated as of April 19, 2023 (as amended on January 24, 2024), by and among the ESGEN, ESGEN OpCo, LLC, a Delaware limited liability company, Sunergy Renewables, LLC, a Nevada limited liability company (“Sunergy”), the Sunergy equityholders set forth on the signature pages thereto or joined thereto, for limited purposes, ESGEN LLC, a Delaware limited liability company, and for limited purposes, Timothy Bridgewater, an individual (collectively, the “Business Combination”). In connection with the Closing of the Business Combination, ESGEN Acquisition Corporation changed its name to “Zeo Energy Corp.” (referred to herein as the “Company”).

(a) Dismissal of independent registered public accounting firm

On April 16, 2024 (the “Dismissal Date”), the Company dismissed BDO USA P.C. (“BDO”) as the independent registered public accounting firm for the Company. The dismissal was approved by the Audit Committee (the “Committee”) of the Board of Directors (the “Board”). The change in independent registered public accounting firm is not the result of any disagreement with BDO.

BDO’s audit reports on the financial statements as of December 31, 2023 and 2022 of the Company did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor did it modify its opinion as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

For the Company’s two most recent fiscal years, and in the subsequent interim period through the Dismissal Date, there were (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and BDO on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in its reports on the financial statements of the Company for such periods, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that material weaknesses in internal control over financial reporting were identified. Specifically, we did not design and maintain an effective control environment to prevent or detect material misstatements to the financial statements. We lacked a sufficient complement of personnel with an appropriate level of internal controls and accounting knowledge, training and experience commensurate with our financial reporting requirements. Management did not design and maintain effective controls over the calculation of earnings per share (as disclosed in our 2023 and 2022 Annual Report on Form 10-K, and our September 30, 2023 and 2022, June 30, 2023 and 2022, and March 31, 2023 and 2022 Form 10-Qs), and classification of the reinvestment of interest and dividend income in the Trust Account in the statement of cash flows (as disclosed in our 2023 and 2022 Annual Report on Form 10-K, and our September 30, 2023, June 30, 2023, and March 31, 2023 Form 10-Qs).

The Company provided BDO with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that BDO furnish the Company with a copy of their letter addressed to the Securities and Exchange Commission (the “SEC”) pursuant to Item 304(a)(3) of Regulation S-K, stating whether BDO agrees with the statements made by the Company in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of BDO’s letter to the SEC dated April 18, 2024 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

On April 16, 2024, as recommended and approved by the Committee, the Company engaged Grant Thornton LLP (“GT”) as the Company’s independent public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2024 and to review the Company’s quarterly consolidated financial statements for each of the quarters ending April 30, 2024, June 30, 2024, and September 30, 2024. GT previously served as the independent registered public accounting firm of Sunergy prior to the Closing of the Business Combination.

For the Company’s two most recent fiscal years, and in the subsequent interim period through the Dismissal Date, neither the Company nor anyone on its behalf consulted with GT regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that GT concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit

Exhibit No.	Description
16.1	Letter from BDO USA P.C. dated April 18, 2024 to the Securities and Exchange Commission regarding change in certifying accountant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2024	Zeo Energy Corp.

	By:	/s/ Timothy Bridgewater
	Name:	Timothy Bridgewater
	Title:	Chief Executive Officer and Chief Financial Officer

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